UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 14, 2016 (June 13, 2016)

DST SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-14036	43-1581814
(Commission File Number)	(I.R.S. Employer Identification No)

333 West 11th Street, Kansas City, Missouri	64105
(Address of principal executive offices)	(Zip Code)

(816) 435-1000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   Entry into a Material Definitive Agreement

On June 14, 2016, DST Systems, Inc. (“DST” or the “Company”) and certain of its affiliates entered into a definitive agreement (the “Purchase Agreement”) to sell its North American Customer Communications business, consisting of DST Output, LLC, DST Mailing Services, Inc., DST Output Services, Inc., DST Output East LLC, DST Electronic Solutions LLC, DST Output Canada ULC, and other wholly-owned indirect subsidiaries to affiliates of Broadridge Financial Solutions, Inc. (“Broadridge”) for $410.0 million, subject to certain adjustments relating to working capital, cash balances, transaction expenses and certain customer contracts of the business (the “Transaction”).  DST’s North American Customer Communications business has over 2300 employees providing transactional print and customer communication services in El Dorado Hills, CA, South Windsor, CT, Kansas City, MO, and Markham, Ontario, Canada.  The Transaction is expected to close on July 1, 2016. A copy of the press release issued by the Company announcing the entry into the Transaction is attached hereto as Exhibit 99.1.

The Purchase Agreement contains customary representations and warranties. Many of the representations made by the Company are subject to and qualified by materiality or similar concepts. Each party has also made certain covenants, including, among others, covenants with respect to the conduct by DST of the customer communications business during the interim period between the execution of the Purchase Agreement and the completion of the Transaction and certain actions DST agrees not to take during such interim period.

The Transaction is subject to customary closing conditions, including (1) the expiration or early termination of the applicable waiting period, including any extensions thereof, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (2) the absence of any order, writ, judgment, stipulation, determination or award made, issued or entered into by any governmental entity, or any action or proceeding brought by a governmental entity, which has the effect of restraining or otherwise prohibiting the consummation of the Transaction and (3) there not being any occurrence or nonoccurence of an event which would result or would reasonably be expected to result in a “Material Adverse Effect” (as defined in the Purchase Agreement).  Each party’s obligation to consummate the Transaction is also subject to (x) the accuracy of the other party’s representations and warranties contained in the Purchase Agreement (subject to certain materiality qualifiers) and (y) the other party’s performance and compliance in all material respects with its agreements, covenants and obligations as required by the Purchase Agreement.

Both DST and Broadridge have agreed to indemnify the other party for certain losses arising from breaches of the Purchase Agreement and for certain other liabilities, subject to specified limitations. In connection with the Transaction, DST will also agree to provide Broadridge with certain transition services with respect to the businesses Broadridge is acquiring.

The Company intends to use its net after tax proceeds in accordance with its capital plan including investments in the business, share repurchases, strategic acquisitions, debt repayments and other corporate purposes.

A copy of the Purchase Agreement is attached as Exhibit 2.1 hereto and incorporated herein by reference.  The foregoing summary of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement.

The representations, warranties and covenants set forth in the Purchase Agreement have been made only for the purposes of the Purchase Agreement and solely for the benefit of the parties thereto and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts. In addition, such representations and warranties were made only as of the dates specified in the Purchase Agreement and information regarding the subject matter thereof may change after the date of the Purchase Agreement. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding its terms and not to provide investors with any other factual information regarding DST or its business as of the date of the Purchase Agreement or as of any other date.

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) In connection with the Transaction, on June 13, 2016, the Company’s Board of Directors approved entering into a Retention Bonus Agreement with Manoochehr Abbaei, Executive Vice President and Head of Customer Communications, which provides:

•                  for a cash award of $1,500,000, provided that he remains employed with the Company through the Closing Date; and

•                  for a release of claims and an agreement by Mr. Abbaei of certain restrictive covenants.

The Retention Bonus Agreement also provides that in no event will Mr. Abbaei be entitled to a duplication of benefits under the Company’s Executive Severance Plan and the Retention Bonus Agreement.

The foregoing description of the Retention Bonus Agreement is qualified in its entirety by reference to its terms, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

ITEM 7.01 Regulation FD Disclosure

On June 14, 2016, DST issued a press release announcing their entry into the Purchase Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.  The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed by the Registrant under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 8.01.  Other Events.

Contemporaneously with the approval of the Transaction, the Board of Directors of DST authorized a new $300.0 million share repurchase plan. The plan allows, but does not require, the repurchase of common stock in open market and private transactions. The plan has no expiration date.  The Company may utilize one or more plans with its brokers or banks for pre-authorized purchases within defined limits pursuant to Rule 10b5-1 to affect all or a portion of such share repurchases.

Item 9.01 Financial Statements and Exhibits

(d)

Exhibit	Exhibit Name

2.1	Purchase Agreement, by and among DST Systems, Inc. and certain of its affiliates and Broadridge Financial Solutions, Inc. and certain of its affiliates, dated as of June 14, 2016

10.1	Retention Bonus Agreement, by and between Manoochehr Abbaei and DST Systems, Inc., dated June 14, 2016

99.1	Press Release

Forward Looking Statements

Certain material presented in this report includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, (i) all statements, other than statements of historical fact, included in this report that address activities, events or developments that we expect or anticipate will or may occur in the future or that depend on future events, or (ii) statements about our future business plans and strategy and other statements that describe the Company’s outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. Whenever used, words such as “may,” “will,” “would,” “should,” “potential,” “strategy,” “anticipates,” “estimates,” “expects,” “project,” “predict,” “intends,” “plans,” “believes,” “targets” and other terms of similar meaning are intended to identify such forward-looking statements. Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such forward-looking statements. Factors that could cause results to differ materially from those anticipated include, but are not limited to, the risk factors and cautionary statements included in the Company’s periodic and current reports (Forms 10-K, 10-Q and 8-K) filed from time to time with the Securities and Exchange Commission. All such factors should be considered in evaluating any forward-looking statements. The Company undertakes no obligation to update any forward-looking statements in this report to reflect new information, future events or otherwise.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 14th day of June, 2016.

DST Systems, Inc.

By:	/s/ Gregg Wm. Givens

Name:	Gregg Wm. Givens
Title:	Senior Vice President, Chief Financial
Officer and Treasurer

Exhibit Index

Exhibit	Name

2.1	Purchase Agreement, by and among DST Systems, Inc. and certain of its affiliates and Broadridge Financial Solutions, Inc. and certain of its affiliates, dated as of June 14, 2016

10.1	Retention Bonus Agreement, by and between Manoochehr Abbaei and DST Systems, Inc., dated June 14, 2016

99.1	Press Release